ACQUISITION OF ADVANGELISTS, LLC (Details - Consideration paid, identifiable assets acquired, and liabilities assumed) - Advangelists [Member]	Dec. 06, 2018 USD ($)
Financial assets:
Cash and cash equivalents	$ 216,799
Accounts receivable, net	2,679,698
Property and equipment, net	20,335
Intangible assets (a)	10,000,000
Accounts payable and accrued liabilities	(2,871,673)
Purchase price expensed	9,954,841
Total amount identifiable assets and liabilities	$ 20,000,000